Other Taxes Payable	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Other Taxes Payable
15.	OTHER TAXES PAYABLE

	December 31,
	2012	2013	2013
	RMB	RMB	US$
Individual income tax withholding	139	135	22
Business tax payable	1,609	1,544	255
Value added taxes payable (recoverable), net	(269)	(263)	(43)
Property tax	21	22	4

	1,500	1,438	238

During the years ended December 31, 2011, 2012 and 2013, the Company’s subsidiaries in the PRC (other than Hong Kong) were subject to a 17% value added tax on revenues from the sales of hardware to customers, and a 3% value added tax on revenues from sales of software.

Effective January 1, 2012, the PRC Ministry of Finance and the State Administration of Taxation launched a Business Tax to VAT Transformation Pilot Program (the “Pilot Program”), for certain industries in Shanghai. On September 1, 2012, the PRC Ministry of Finance and the State Administration of Taxation extended the Pilot Program to certain industries in other eight regions, including Beijing.

With the adoption of Pilot Program, the Company’s service revenues from software development were subject to a 6% value added tax, which were subject to business tax at the rate of 5% prior to September 2012.

The implementation of the Pilot Program has not had a significant impact on the Company’s consolidated statements of comprehensive income for the year ended December 31, 2012 and 2013.

Value added taxes payable for hardware sales are reported net of value added taxes paid for inventory purchases. Value added taxes on food sales and services are applicable at various rates, from 0% for self-grown products sales, to 13% and 17% for other goods and products. The Company is also required to withhold PRC individual income taxes on employees’ payroll for remittance to the tax authorities. In addition, the Company’s land use rights are subject to property tax.